EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2012
Earnings Per Share [Abstract]
EARNINGS PER SHARE
19            EARNINGS PER   SHARE

On January 26, 2010, the Company declared a two-for one stock split to the shareholders of record as of  February 5, 2010. Accordingly, all outstanding shares and per share data in all periods presented have been restated to reflect the stock split.

Basic earnings per share for the years ended December 31, 2012, 2011 and 2010 was computed by dividing net income of RMB 88.5 million, RMB 154.1 million and RMB 90.0 million respectively by the weighted average number of 16,170,107, 16,163,696 and 16,159,893  common shares outstanding, respectively.

Diluted earnings per share for the years ended December 31, 2012, 2011 and 2010 was computed by dividing net income of RMB 88.5 million, RMB 154.1 million and RMB 90.0 million by the weighted average number of 16,717,277, 16,456,611 and 16,457,462  common shares outstanding, respectively. The weighted average number of shares includes potentially dilutive common shares, which reflect the dilutive effect of stock options, preferred shares and warrants. Warrants to purchase 200,000 shares of common stock were not included in diluted earnings per share in 2011, because the warrants were anti-dilutive based on the treasury stock method. Warrants to purchase 200,000 shares of common stock were expired in March 2012. Reconciliation of the denominator is as follows:

	2012	2011	2010
Denominator for basic earnings per share – weighted average shares	16,170,107	16,163,696	16,159,893

Effect of dilutive securities:
Exercisable stock options	547,170	292,915	246,770
Convertible warrants	-	-	50,799
Denominator for diluted earnings per share – adjusted weighted average shares and assumed conversions	16,717,277	16,456,611	16,457,462